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                          [NATIONWIDE MULTI-FLEX LOGO]



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                                 ANNUAL REPORT
                               DECEMBER 31, 1995



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  NATIONWIDE(R)
   MULTI-FLEX                                       [NATIONWIDE INSURANCE LOGO]
VARIABLE ACCOUNT



APO-724-T (12/95)
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                 [NATIONWIDE LIFE INSURANCE COMPANY LETTERHEAD]

                     [PHOTO OF PETER F. FRENZER, PRESIDENT]

                              PRESIDENT'S MESSAGE

Nationwide Life Insurance Company is pleased to bring you the 1995 annual report of the Nationwide Multi-Flex Variable Account.

Both equity and fixed income investments turned in a stellar performance during 1995. The major market indices ended the year fully one-third or more higher than their levels at the beginning of the year. These results equate directly to the returns enjoyed by our variable annuity participants and contract owners.

Low interest rates and modest inflation should provide a continued favorable environment for stocks and fixed income investments during 1996. Slowing levels of economic activity and uncertainty about corporate profits may, however, dampen a repeat of the strong 1995 market performance. The diverse offering of investment options within your contract should enable you to take advantage of changing market conditions.

The year 1995 was a record-setting sales year for our variable investment products. For this we thank you, our valued customer, for your confidence in the Nationwide Insurance Enterprise and in our products. Please do not hesitate to let us know how we can better serve your financial planning and retirement needs.

                              /s/ PETER F. FRENZER
                          ---------------------------
                          Peter F. Frenzer, President


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CONTENTS


HOW TO READ THE ANNUAL REPORT...............................................   4
Explanation on how to read and understand
the various financial reports

A FEW WORDS ABOUT OUR FUNDS.................................................   6
Fund Objectives and Narratives
written by the fund managers*

FUND PERFORMANCES...........................................................  20

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY................  22

STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY..................................................  24

NOTES TO FINANCIAL STATEMENTS...............................................  25

SCHEDULES OF CHANGES IN UNIT VALUE..........................................  28

INDEPENDENT AUDITORS' REPORT................................................  30


* The discussions refer to a stock market index. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends.

  The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.


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HOW TO READ THE ANNUAL REPORT

This Annual Report is sent to all customers who own one of the following contracts:

     - Nationwide Multi-Flex Variable Annuity
     - NEA Valuebuilder Annuity
     - Nationwide Variable Annuity -
       Citibank, New York

All or some of the funds in the Nationwide Multi-Flex Variable Account (the Account) are available through these contracts. The Account is a separate account trust which offers investment options in fifteen mutual funds from seven mutual fund houses. An explanation of the funds and their objectives can be found on pages 6 through 18.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, found on page 22, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1995. The funds are presented in alphabetical order by investment company. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 23.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 24, show the activity in the Account from January 1 to December 31, 1995, 1994 and 1993.

The Investment activity section shows the changes in unrealized gain or loss of the mutual funds in the Account, realized gain or loss as shares of the funds are bought and sold, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the purchase payments received by the Account as new contracts are sold, existing contract owners deposit additional funds, money is withdrawn, contracts are canceled and annuity benefits are paid.

Expenses are the charges associated with the contract. Note 2 on page 26 outlines these charges.

Net change in contract owners' equity equals Investment activity plus Equity transactions minus Expenses.

The Contract owners' equity at the beginning of the period plus the Net change in Contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.


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
SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your annuity contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the three annual periods reported.

As you review the following pages of the Annual Report, the Notes to Financial Statements beginning on page 25 will also help explain and clarify the various statements and schedules.


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A FEW WORDS ABOUT OUR FUNDS

[DREYFUS LOGO]

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

OBJECTIVE - To provide capital growth by investing in stocks that enhance the quality of life in America.

NARRATIVE BY DREYFUS CORPORATION

The Dreyfus Socially Responsible Growth Fund, Inc. performed nicely in 1995. The Fund's stellar results make the Dreyfus Socially Responsible Growth Fund, Inc. one of the top-performing socially-responsible equity funds. The Fund's returns also compare quite favorably with the Lipper universe of equity mutual funds putting it easily in the top of the second quartile of growth funds and in the second quartile of all equity funds. In our shareholder letter dated June, 1995 we stated our high level of confidence in achieving a superior level of returns and performance. We have begun to achieve that. As we look to 1996, we remain confident that the Portfolio is positioned to continue this level of solid performance.

In terms of the economic sectors of the Fund, we made several changes in the weightings. The primary areas of focus for the Fund have been Consumer Staples, Technology, and Financials. During the last six months we have increased the weightings in Technology and Financials, maintained the exposure to the Consumer Staples, while reducing the weightings in the Industrial sector. These thematic changes are indicative of our overall view of what is driving the current economic environment. The shift in Technology weight from 19% to 27% represents our belief that this traditional growth sector is experiencing a secular improvement in demand driven by global competition and productivity growth. We moved the Financials from 11% to 18% believing that the Fed would continue to lower interest rates and that our positions would continue to benefit from the consolidation trend in the industry. We reduced our weighting in the Industrial stocks due to continued concerns over the strength in the economy as well as valuation, both of which indicated that better opportunities were elsewhere. Consequently, we increased the average growth rate of securities in the portfolio by focusing on more traditional growth sectors of the economy.

Year-to-date there are many individual securities that have contributed nicely to the positive performance trends of the Fund. In the Consumer Cyclical sector, Regal Cinemas, Capital Cities ABC, Walt Disney, Nike, and Phillips Electronics have had superior performance. These names represent secular growth stocks that will grow regardless of the economic environment because of globally-oriented, diversified operations. Among Consumer Staple stocks in the Portfolio that have contributed to performance, Coca-Cola, Cordis, Amgen, Medtronic, Becton Dickinson, Bristol Myers and Merck are a few standouts. The food, beverage and household products companies have benefited from more positive investor sentiment toward their long term, globally-driven growth rates. The health care stocks benefited from an improved outlook for their operations due to the rising optimism for new drug approvals and investor confidence in the consistency of their growth.

Stock selection in the Financial area contributed mightily to the Fund's positive results as did a more benign interest rate outlook. Advanta, a credit card company, and banks such as Citicorp, Bank of New York, Baybanks and Midlantic, and specialty financial services companies such as Green Tree Financial, a provider of mobile home financing, and Federal National Mortgage Corp. performed beautifully for the majority of the fiscal year. Additionally, insurers American International Group and Allstate rose on expectations of lower interest rates and possible industry consolidation.

Our focus in the Technology sector was in stocks of companies with fairly established market positions, superior technology, and outstanding management teams. Individual issues such as 3Com, Applied Materials, Hewlett Packard, Linear Technology, and SunMicrosystems, were all stellar performers. Each of these companies stand to benefit not just from demand for a single product, but a broad, diversified product offering with multiple down-stream beneficiaries. These qualities lower the risk profile of the Fund's technology weighting relative to the typical technology stock and lowers the general level of volatility in that sector.


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SOCIALLY RESPONSIBLE GROWTH FUND, INC. (CONT'D)


Overall, from a stock selection standpoint the Fund has benefited from the rising tide of takeovers that has been prevalent this year. Companies are under pressure to grow revenues in a very competitive environment and are therefore buying other firms to broaden and deepen their product offerings. Several Fund holdings were taken over this year: Cordis, a medical technology firm; Baybank, a large regional banking firm; Capital Cities ABC, broadcasting company, and Scott Paper, paper manufacturer. There are several other names in the Portfolio that we believe will benefit from this theme over the coming years.

Going forward we feel that the Federal Reserve's hold on the market will persist, however, this time we expect that the Fed's action will benefit stocks because rates will actually be reduced rather than raised, as the economy shows signs of slowing. The Dreyfus Socially Responsible Growth Fund, Inc. is well positioned to benefit from such a trend. We are confident that the Fund is positioned to achieve performance superior to funds that do not have our socially-responsible charter. Now that the transition of fiscal 1995 is over, we are getting down to the business of providing superior returns to our shareholders while honoring your socially-responsible investment objectives. We are confident in the outlook for the Fund and appreciative of the demonstrated confidence of our shareholders. We take your socially-responsible directives seriously as we endeavor to provide the maximum return on and return of shareholder capital.

DREYFUS STOCK INDEX FUND++

OBJECTIVE - To provide investment results that correspond to the price and yield performance of the S&P 500.+

NARRATIVE BY DREYFUS CORPORATION

The objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index, better known as the S&P 500.

The manager generally selects stocks for the Fund's portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the S&P 500, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the S&P 500.

The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. The Fund's ability to correlate its performance with the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 is calculated by Standard & Poor's Corporation, the timing of purchases and redemptions, the size of the Fund's portfolio, and the size of cash flow into and out of the Fund. There can be no assurance that the Fund's investment objective will be achieved and an investment in the Fund involves risks similar to those of investing in common stocks.

DREYFUS VARIABLE INVESTMENT FUND - QUALITY BOND PORTFOLIO

OBJECTIVE - Seeks to provide the maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY DREYFUS CORPORATION

We are pleased to provide you with this report on the Dreyfus Variable Investment Fund: Quality Bond Portfolio.

Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates key off it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point
---------------
+ "Standard & Poor's 500", "S&P 500(R)" are trademarks of the Standard & Poor's Corporation and have been licensed for use. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.

++ Formerly the Dreyfus Life and Annuity Index Fund.

                                       7
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QUALITY BOND PORTFOLIO (CONT'D)

reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.

The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.

During the course of the year the Fund's average duration was between 5 3/4 years to 6 years. Among funds of this type these durations were somewhat longer than the average fund. As a result of our maintaining these longer durations our Fund was ranked in the top 1/3 of all competing funds by Lipper for the year and number one for the last three years. We have eliminated holdings of USF&G Corp, Rite Aid Corp and Heller Financial. We had added Commercial Credit, Dresdner Banks, Emerson Electric, and General Motors Acceptance Corp. to the Portfolio. These changes occurred as a result of our attempt at increasing the quality of the Portfolio. The Fund has received a four star overall rating from Morningstar Inc.

DREYFUS VARIABLE INVESTMENT FUND - SMALL CAP PORTFOLIO

OBJECTIVE - To maximize capital appreciation by investing in common stocks of emerging smaller-sized companies.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY DREYFUS CORPORATION

The Fund's average annual total returns were 29.38% and 60.13% for the one-year and five-year periods ended December 31, 1995. On the basis of this record, the Portfolio was awarded Morningstar's Five Star Overall ranking of annuity portfolios in the equity category.

1995 can only be characterized as a terrific year in the equity markets. Small capitalization stocks, which are of course the feature of the Small Cap Portfolio, had dramatic returns as well. It should not be surprising, however, that in this environment, the small company universe represented by the Russell 2000 Index, underperformed the more widely followed S&P 500. This represented the second year in a row of underperformance for small stocks. The fundamentals of smaller companies are sound in the US; however, investors in a hurry to deploy large sums of money quickly in a bull market, are using larger capitalization stocks as their investment vehicles. These companies are generally the large US-based multinationals that benefit from the weakened dollar. The valuation gap is intriguingly wide between the firms in which we like to invest


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SMALL CAP PORTFOLIO (CONT'D)

and the so-called "nifty-fifty". This valuation gap has produced a fertile climate in which to seek out relative and real values among small caps.

Your Fund participates in the global investment theme by seeking out small companies with large foreign sales and whose products hold a dominant worldwide position. In this vein, we continue to hold OM Group, a cobalt refiner and metallurgist and Bush Boake Allen, a multinational specialized flavors and fragrances company. We have accumulated positions in Keystone International, a manufacturer of valves; Stewart & Stevenson, a packager of industrial gas turbine systems, Titan Wheel, a producer of agriculture equipment wheels, and Cambrex, which sells bulk actives to the pharmaceutical industry worldwide. With an eye towards global markets, a major theme continues to be commercial aerospace, where the suppliers to the largest US export company, Boeing, are small cap firms. The Fund continues to own Rohr and Precision Castparts, and has recently added Thiokol and Crane.

Capital good stocks have outperformed consumer stocks for the past two years. Your Fund has benefited from this development. The low value of the US dollar coupled with increases in American productivity, should extend this trend. Although we continue to underweight the consumer sector, there are some notable exceptions. We have substantial positions in Tiffany & Co., Tootsie Roll, Canandaigua Wine CL. A, and Meredith Corp., which is a less recognized but powerful publisher and broadcaster. We have high confidence in the fundamentals and managements of these firms.

As was widely reported, the technology sector propelled the market for the first three quarters of 1995. You may remember in our last shareholder letter that we indicated if this sector continued its unsustainable advance, that we would reduce our weighting. We did just that. The remaining technology holdings, in our opinion, represent niche companies at what we believe to be bargain prices. These include: Security Dynamics Technology, a maker of security identification cards for remote access; Aspect Telecommunications, a producer of call processing equipment; and, Auspex Systems, a manufacturer of network file servers for the moving and storing of data. We deployed the proceeds from our technology sales into the healthcare industry. We view healthcare as exhibiting many of the same exciting growth characteristics as technology stocks, but with more compelling valuations. The two largest holdings in the Fund are Mentor Corp., a plastic surgery products company, and Guidant Corp., a manufacturer of cardiology equipment.

As we peer into 1996, we want to assure you that we will only entrust your funds with stocks of companies we believe in and managements we trust.

[FIDELITY INVESTMENTS LOGO]

VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

(Not offered in Nationwide Multi-Flex Variable Annuity)

AN INTERVIEW WITH BETTINA DOULTON, PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, BETTINA?

A. Compared to its peers, the Fund did very well over the past 12 months. However, it slightly trailed the performance of the Standard & Poor's Composite Index for the 12-month period. The index had a total return of 37.58% for the 12 months ended December 31, 1995. The stock market rally in 1995 was narrow - led by the technology and finance sectors, as well as large-cap and blue-chip stocks
- and many funds did not beat the performance of the index during the past 12 months.


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EQUITY-INCOME PORTFOLIO (CONT'D)

Q. WHAT HELPED THE FUND'S PERFORMANCE?

A. The Fund's performance came from a number of sectors, including finance and telephone utilities, as well as from some of the larger holdings, including the Fund's largest investment, Philip Morris. This company's business was propelled by gains in market share for its Marlboro brand domestically, and by increased volumes and profits in its international tobacco business.

Q. LET'S TAKE A LOOK AT YOUR INVESTMENTS IN THE FINANCE SECTOR. WHICH STOCKS HAVE TURNED OUT WELL?

A. The Fund's finance investments are fairly diverse. I pick the stocks for the Fund one-by-one, but many of the top performers over the past 12 months came from this sector. Among them, Citicorp benefited from growth in its emerging market credit card business. Fannie Mae - the Federal National Mortgage Association - was helped by improved business conditions, a strong supply of mortgages and widening spreads, such that profit growth was solid. And American Express, having restructured in order to reduce costs, posted strong and consistent earnings growth from improved marketing of its existing and new credit card products. Beyond that, some of the Fund's insurance stocks - GenRe, American International Group, Aetna and CIGNA - contributed well to the Fund's return.

Q. HOW ABOUT TELEPHONE UTILITIES?

A. I've owned several of the regional Bell operating companies, such as Ameritech, BellSouth, Bell Atlantic, NYNEX and SBC Communications. The regulatory environment is improving on a state-by-state basis, allowing these companies to focus more on profitability and competitiveness. They've also been able to improve revenues by offering value-added services, such as call waiting and caller identification, cellular services, and additional access lines for computer modem use.

Q. WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?

A. A couple of areas were disappointing. First, Wal-Mart struggled as it went through a major transition. It was upgrading and expanding its older most profitable stores, converting them into so-called super centers - general merchandise stores with grocery stores attached. The negative impact on the company's profits associated with this process - as well as the difficult retail environment - was worse and more prolonged than anticipated. Second, despite better managing their account bases and internal operations, WMX Technologies and Browning-Ferris Industries - broadly based pollution control companies - were hurt by the weakening economy, such that the pace of revenue and profit growth was not as strong as expected.

Q. GENERAL ELECTRIC WAS ONE OF THE FUND'S TOP FIVE STOCKS AT THE END OF THE PERIOD. WHY WAS IT ATTRACTIVE TO YOU?

A. GE offered a diverse business portfolio, shareholder-oriented management and a consistent earnings history, qualities that appeared attractive given the economic climate. I felt the same way about Emerson Electric and Allied Signal. These companies - through geographical expansion and improvements in productivity - were able to sustain consistent earnings and free cash flow. I believed the economy was weakening to an extent that the relative performance expected from these companies would be rewarded.

Q. DOES THAT MEAN YOUR OUTLOOK IS COLORED BY CONCERNS FOR THE ECONOMY?

A. Yes it does. Economic indicators point out that the economy is slowing. Wages have been stagnant and consumers' disposable income is down. Interest rates will have to decline, in part so that capital will flow back into the developing economies, believed to be a prime driver for future global economic growth including U.S. exports. As it stands at the end of 1995, economies outside of the U.S. also have slowed, leading me to believe that demand for U.S. exports will wane. Given this backdrop, I have concerns about corporate profitability in 1996 and think it will be a tough investing environment. As a result, I'll be looking for companies with aspects to their business that will enable them to sustain good earnings growth despite a weakening economy.


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HIGH INCOME PORTFOLIO

OBJECTIVE - Seeks to obtain a high level of current income by investing primarily in high risk, lower-rated, high-yielding, fixed income securities, while also considering growth of capital.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

AN INTERVIEW WITH BARRY COFFMAN, PORTFOLIO MANAGER

Q. HOW HAS THE FUND PERFORMED, BARRY?

A. It did well relative to its peers and to its benchmark. For the 12 months ended December 31, 1995, the Merrill Lynch High Yield Master Index returned 19.91%.

Q. WHAT KIND OF YEAR WAS 1995 FOR THE HIGH-YIELD MARKET?

A. 1995 was very strong in absolute terms, but it was unusual in that it was the first time in several years that the high-yield bond market underperformed both the Treasury and stock markets. Some of the same factors that boosted the Treasury market - namely concerns about a slowing economy and fears of a recession - kept high-yield bonds from performing as well as Treasuries. That's because investors feared that a slowing economy would translate into lower earnings and deteriorating credit quality for some high yield companies. In addition, a slight increase in the number of companies that defaulted on their debt last year - and rising expectations that the default rate will increase slightly in 1996 - caused the high-yield market to underperform the stock market.

Q. WAS THERE ANY PARTICULAR REASON THE FUND OUTPERFORMED BOTH ITS PEERS AND ITS BENCHMARK?

A. I think it's important to point out that the Fund outperformed even though it was underweighted, relative to the index, in securities rated "Ba". Those securities outperformed as a group due to their higher sensitivity to interest rates and the widening of credit spreads during the year. The key to the Fund's better performance can be attributed to the strength of its individual holdings and its lower exposure to some sectors - like retail - which significantly underperformed. The Fund's largest holding at the end of the period - PanAmSat Corp., which operates an international satellite communications system and provides satellite services to the broadcasting and business communications market, performed quite well. The company launched a third satellite and continued to have a large backlog of contracted time from companies, including ESPN and Viacom, for its existing and yet-to-be-launched satellites. Another of the Fund's strong performers was Big Flower Press, a large specialty printer of advertising inserts, comics and television guides. I invested in the bonds and equity of this company, both of which did well as its fortunes improved.

Q. HOW DID THE FUND'S GAMING HOLDINGS DO?

A. Performance was mixed. On one hand, there were few new jurisdictions that approved gaming facilities in 1995. That lack of new competition and good growth in the Atlantic City market, in particular, helped many of our casino holdings. On the other hand, Harrah's Jazz was a disappointment. In November, the company filed for bankruptcy protection. I eliminated the bonds after the bankruptcy declaration. However, Harrah's problems don't appear to have had any residual effects on other casino holdings.

Q. WHAT TYPES OF INVESTMENTS DID YOU ADD OVER THE PAST SIX MONTHS?

A. I focused on finding smaller companies that didn't have much visibility in the market - meaning that few investors followed them. I bought companies in which I developed a high degree of confidence regarding their future business plans. As an example, one recent addition to the Fund was Mother's Work, the largest retailer of maternity clothes. In 1995, the company bought two of its primary competitors and now controls more than half of the country's maternity stores.

Q. WHAT'S YOUR OUTLOOK?

A. The high-yield market's performance will obviously be dependent on the health of the economy. And in my view, there's no way of knowing for sure what the outcome will be. So I'll continue to look at each company, attempting to assess how it's likely to do in a variety of economic environments. I'll focus on finding companies that are properly capitalized, with sufficient financial flexibility and business fundamentals that can withstand a downturn in the economy.

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[NATIONWIDE FINANCIAL SERVICES LOGO]

NATIONWIDE(R) SEPARATE ACCOUNT TRUST

CAPITAL APPRECIATION FUND

OBJECTIVE - To obtain long-term growth.

(Not offered in NEA Valuebuilder Annuity)

NARRATIVE BY CHARLES BATH, FUND MANAGER

The Capital Appreciation Fund benefited from the excellent performance of the broadcasting sector due to several high profile acquisitions in this industry. CBS was one of the largest holdings in the Capital Appreciation Fund prior to its acquisition by Westinghouse. I have invested in the broadcasting industry for several years due to the industry's significant free cash flow, reasonable valuation, and shareholder-oriented managements. These investments have paid off handsomely. I am attempting to maintain significant investments in the broadcasting industry through ownership of Disney (Walt) Co. and Tribune Co. These are diversified media companies with significant broadcasting investments. These companies are also characterized by strong free cash flow and solid managements.

I have continued to maintain minimal investments in technology stocks. IBM was recently purchased due to its attractive valuation and strong balance sheet. However, I anticipate the Capital Appreciation Fund's technology weighting will remain low. Companies in this sector are often characterized by intense competition and speculative valuation. While these stocks have performed very well the past few years, I feel it would be a mistake to make significant investments in this highly volatile market sector.

The cyclical exposure in the Capital Appreciation Fund was increased with the recent purchases of Bowater and Champion International. Cyclical stocks performed poorly in the second half of 1995 due to concerns regarding the strength of the economy. It has consistently been my strategy to focus on attractive values rather than to make economic predictions. While these paper companies will probably remain small holdings, their modest valuations provide an attractive investment opportunity.

GOVERNMENT BOND FUND

OBJECTIVE - To provide as high a level of income as is consistent with the preservation of capital.

NARRATIVE BY WAYNE FRISBEE, FUND MANAGER

During 1995 those bond market investors that stayed invested during a difficult prior year were rewarded for their patience. Long-term interest rates dropped by approximately 190 basis points during the year resulting in significantly higher prices for bonds and bond funds. Intermediate-term interest rates dropped by even more than long-term rates with rates on the five-year U.S. Treasury note, for example, falling from 7.83 percent to 5.37 percent. The Government Bond Fund participated in this rally by maintaining market exposure as interest rates declined during the year.

The rally in the fixed-income markets has been due to the confluence of several factors. The most notable of these are the perception of an improving fiscal policy in the United States, and a Federal Reserve that is given credit for engineering an economy that has continued to expand without igniting inflation concerns. Continued reports of subdued inflation have been interpreted both as signs of successful Federal Reserve policy and as indications of continued value in the bond market.

The Government Bond Fund continues to be invested in sectors of the government, agency, and mortgage-backed markets perceived to be undervalued. Approximately one-third of Portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The additional yield on these conservatively-structured investments continues to make them attractive Portfolio holdings.

MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER

Short-term interest rates rose during the first half of 1995. The Federal Reserve increased rates due to both an expanding economy and concern about inflation. By July 1995, the scenario had changed.

Expansion and inflation concerns had diminished leading to a reduction in the Fed Funds rate to the current rate of 5.50% from 6.00%. The Federal Reserve reduced the Fed Funds by 25 basis points in both July and December of 1995. In the near future, the Federal Reserve may decide to lower rates again if economic indicators point to a slowing economy.

The Separate Account Money Market Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every company that the Fund invests in. The Fund's yield remains competitive with the other funds included in Donoghue's Taxable First Tier Money Market Group.

TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER

In 1995, the stock market was led upward for the first three quarters by exceptional strength in the technology sector. In the final quarter, technology stocks were weak but the market as a whole continued upwards, as leadership shifted to blue chip stocks.

The Total Return Fund's performance in 1995 was influenced significantly by strength in energy stocks, where the Fund, with about 14% of assets, is overweighted. Financial stocks, where the Fund has a weighting of about 11%, also recorded strong year over year performance as did telecommunications, where the Fund's asset weighting is about 10%. Several of the stocks the Fund categorizes as conglomerates, such as Eastman Kodak, Honeywell, Rockwell International and EG&G also performed well. Holdings in chemicals, especially specialty chemicals, lagged the market, as did the Fund's holdings in the auto industry and machinery and capital goods.

The Fund is currently shifting its emphasis in the financial sector. Weightings in commercial banks are being reduced in favor of increased holdings of insurance stocks. Bank stocks in general are selling at multiples of book, close to recent premiums paid in takeovers. In addition, most banks are not positioned as well as insurance companies to take advantage of future asset accumulation as the population ages and saves more for retirement. The Fund has also increased its exposure to technology on recent weakness in this sector, buying IBM and adding to Intel. The policy to control exposure to this sector, outlined in the previous report, remains in effect. The Fund's technology holdings are only in the strongest companies, with reasonable valuations and good capital gain potential, with a limited commitment of total assets.

[NEUBERGER & BERMAN LOGO]

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

BALANCED PORTFOLIO

OBJECTIVE - The Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal.

(Not offered in Nationwide Multi-Flex Variable Annuity)

NARRATIVE BY MARK GOLDSTEIN, THERESA HAVELL & THOMAS WOLFE, PORTFOLIO MANAGERS

Our Portfolio blend through 1995 consisted of two basic security types: value and growth stocks averaging in the medium-capitalization range, and short- to intermediate-term bonds with an average overall credit quality of AA.

GROWTH PORTION

The equity portfolio benefited from a strong bull market in 1995, as many of our highest sector weightings fully participated in the market's rise. Lower interest rates and strong earnings results provided the major impetus for equity markets. Among the best performing sectors were financial, technology, health care, and certain specialty retailers. The most significant new purchase in 1995 was a major increase in the weighting of the HMO industry, as Wall Street analysts abandoned the sector earlier in the year due to worries about more competitive pricing and rising medical costs. As the HMO valuations fell to historically low levels relative to its 20% industry growth rate, we added significantly to our HMO holdings. In the fourth quarter of the year the HMO industry provided some of the best returns in the Portfolio.

Technology, our top-performing sector through September, included major positions in Intel, Texas Instruments, and Micron Technology. This sector weakened during the final quarter as pricing concerns surfaced due to rising capacity additions in the Far East. With production costs falling 25%-30% per year, industry margins should remain stable for the foreseeable future. We have recently added to our positions.

Overall, we are pleased with how 1995 turned out for the Portfolio, despite a drop-off in fourth quarter performance due to weakness in technology, finance, gaming and restaurant stocks. We hope to continue to tackle each stock individually on a fundamental value ("bottom-up") basis, and in doing so uncover fast-growing companies with entrepreneurial managements and pristine balance sheets.

LIMITED MATURITY BOND PORTION

1995 produced outstanding returns in the bond portfolio, a result of a dramatic lowering of yields as the market perceived a slowing economy and a lessening of inflationary pressures. The Federal Reserve Board appeared to agree with the market's view and lowered the Fed Funds rate by 25 basis points in early July and again in December.

The duration (the measure of how bond prices respond to shifts in interest rates, taking into account maturity, coupon, call protection and other factors) of the Portfolio was lengthened in the first half, then held steady during the summer months as the rally subsided as market participants became concerned about a pick-up in economic activity. However, by the end of the third quarter inflationary expectations declined and rates resumed a downward trend. We again extended duration in October, which greatly benefited fourth quarter performance.

During the fourth quarter, we added investment-grade corporate bonds and high-quality asset-backed securities to the Portfolio. This allowed us to take advantage of slightly higher yield premiums, which were available at reasonable prices. We believe the fundamentals of these two sectors remain solid and that significant incremental returns will result from relatively heavy weightings. We remained underweighted in mortgages throughout the year as the interest rate rally resulted in their underperformance versus other sectors. We will stick to our discipline of holding investment-grade credits and not attempting to predict the direction of rates, as well as stressing the preservation of principal and steady income production.

[STRONG FUNDS LOGO]

STRONG VARIABLE INSURANCE PRODUCTS FUNDS

STRONG SPECIAL FUND II, INC.

OBJECTIVE - To seek capital appreciation through investments in a diversified portfolio of equity securities.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY RICHARD WEISS & MARINA CARLSON, FUND MANAGERS

In pursuit of capital growth, the Strong Special Fund II, Inc. invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

NEAR-PERFECT ENVIRONMENT FOR STOCKS

Low interest rates, combined with moderate inflation and healthy corporate earnings provided a near-perfect environment for U.S. common stocks in 1995, and contributed to the stock market rally that ran practically unabated through year-end. Technology and financial stocks led this momentum-driven market, aided by large inflows into equity mutual funds.

Large companies which, measured by the S&P 500, were up 37.58% through year-end, saw the biggest gains as investors favored traditional large-cap stocks through much of the year. Though mid-cap stocks slightly lagged larger counterparts, they also posted significant gains, as reflected by the S&P MidCap 400's 30.94% total return for the same period.

The Fund had good exposure to some of the best performing sectors this year - especially publishing, broadcasting, and technology.

A DISCIPLINED APPROACH TO INVESTING

Our investing style remained consistent through the year - we do not believe in chasing market momentum. Rather, we continue to evaluate existing and prospective holdings by analyzing their "private value." That simply means we evaluate companies as if we were private buyers - determining how much we would be willing to pay to own the entire company. In doing so, we have a disciplined way to view the company's inherent value and impartially evaluate potential winners and losers.

We look at underfollowed stocks - those with low institutional ownership and low analyst coverage - because we believe they tend to be undervalued by the market. We take a close look at unpopular, or "quiet," sectors because we think that, in a market increasingly dominated by institutions, unpopular sectors can yield superior returns for those willing to look beyond this year's favorites.

Some of the Fund's top performers this year include Paging Network, Inc., a provider of paging services in the U.S., and Sun Microsystems, Inc., a computer hardware manufacturer.

This year, a number of companies in the Fund received takeover bids at a price very close to our private market value. In the publishing and broadcasting sector alone, we own two companies that received takeover bids. Both companies, Capital Cities/ABC, Inc. and CBS, Inc., obtained bids within several dollars of our private market valuations. The Capital Cities/ABC takeover is awaiting a vote by shareholders in January, and the CBS takeover is complete.

CYCLE MAY REWARD MID-CAP STOCKS

We believe the stage now may be set for a longer-term cycle during which mid-cap stocks have the potential to outperform large-cap issues. Given this year's rally in large caps, we find mid-cap issues very attractive, based on their relative value and expected earnings growth.

We are, however, somewhat cautious going into the new year, and are not totally convinced that the much talked-about "soft landing" has occurred. Even with the Fed's bias toward easing credit, the economy is sluggish, and it remains unclear whether this slowdown will evolve into a recession. The market has already basically discounted for slow growth but, if growth is slower than anticipated, the stock market could react negatively.

Looking ahead, we will continue to place emphasis on underfollowed, growing firms selling at significant discounts from their private market values. This attention to discipline and value should help to protect the Fund from sharp declines if the market turns down - while providing the potential for upside appreciation in the meantime.

[TWENTIETH CENTURY LOGO]

TCI ADVANTAGE

OBJECTIVE - To seek current income and capital growth

(Not offered in Nationwide Multi-Flex Variable Annuity)

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

A rising equity market accompanied by gradually declining short term interest rates during the 12-month period that ended December 31, 1995, were good news for investors. In that climate, TCI Advantage achieved a 16.75% return - the best calendar year gain since its August 1, 1991, inception. The Fund trailed its benchmark blended index fund, which posted a 21.91% return. The S&P 500 index gained 37.58%.

TCI Advantage is a well diversified, blended Portfolio. Its approximate 40% stock position is compiled using Twentieth Century's focus on companies that exhibit accelerating earnings and revenues, and it is designed to provide long-term opportunities for capital growth. Income is derived from an approximate 40% stake in intermediate-term government bonds, with share price consistency aided by a 20% weighting in money market securities. The goal is to provide income while still providing the modest, long-term share-price growth investors need to outpace the rate of inflation.

TCI Advantage's common stock holdings are targeted to the shares of larger well-established companies demonstrating earnings and revenue acceleration. For most of the year this approach proved rewarding, and shareholders benefited from strong returns in such industries as healthcare, pharmaceuticals and technology. Yet, as concerns about a slowing U.S. economy developed late in the period, many investors moved to more defensively postured firms characterized by steady (albeit unspectacular) earnings growth. Most such firms do not meet the Fund's standards for accelerating growth, but they were major components of the S&P 500's solid gains in the fourth quarter of 1995. History shows us that over time investors will favor companies with the above-average earnings growth we seek on your behalf.

The Federal Reserve Board raised interest rates early in the period and lowered rates later in the year. Responding to falling interest rates, the bond market experienced a sharp price rebound from 1994 declines, which translated into relatively strong performance for the year. The fixed income markets especially favored longer term bonds. TCI Advantage invests in less volatile short- and intermediate-term bonds and money market instruments. As a result, while it provided steady income and good performance, it did not fully share in the bond market's appreciation.

Because it is designed for conservative investors, TCI Advantage is not likely to match major stock indices in a year like 1995. Its portfolio design of large company stocks, bonds and cash, however, does give it strong potential for holding its value during down market years.

TCI Advantage continues to pursue its goal: to provide shareholders with the opportunity to invest in a Portfolio of domestic stocks with earnings and revenue acceleration, conservative government bonds and money market securities. We remain confident that the Fund has the potential to provide investors with a long-term rate of return that could comfortably outpace the rate of inflation.

TCI GROWTH

OBJECTIVE - To seek capital growth by investing in common stocks (including securities convertible into common stocks) that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation.

(Not offered in Nationwide Multi-Flex Variable Annuity)

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

TCI Growth reported a gain of 31.10% for the 12 months ended December 31, 1995, reflecting the year's powerful market climb. According to Lipper Analytical Services, the average total return for funds with growth investment objectives was 30.79% during the period. The S&P 500 index returned 37.58% for the 12 months.

TCI Growth's best gains came during the year's first three quarters. It climbed steadily in the first half of the period and surged sharply in the third quarter. Hot selling new technologies, the introduction of Windows 95 in August, for example, contributed to the market's extended rally during this period. With nearly half of its portfolio in technology stocks during the 12-month period, the Fund made the most of this trend. Moderate holdings in international stocks provided a positive effect on returns as well.

In the face of growing economic uncertainty late in the year, many investors moved from technology stocks to stocks of large, more established companies with steady earnings, which investors typically consider to be defensive. This change in emphasis clipped Fund performance, especially in comparison with the positive return of the S&P, which was heavily influenced by the returns of large "steady growers" in the index.

TCI Growth, which invests in the stocks of small, medium and large companies, is designed for investors seeking capital growth. To meet that objective the Fund seeks to single out companies with earnings and revenue acceleration because we have found that such an approach can provide attractive returns over the long run.

TCI Growth's continued performance (despite the recent setback in technology-oriented companies) reaffirms to us the potential of combining growth-oriented stocks with a disciplined buying and selling process. We strongly believe that this strategy has the potential to provide significant benefits to those shareholders investing to achieve long-term financial goals.

[TEMPLETON LOGO]

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

OBJECTIVE - To seek long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

(Not offered in Nationwide Multi-Flex Variable Annuity and Nationwide Variable Annuity - Citibank, New York)

NARRATIVE BY DAN JACOBS, FUND MANAGER

At the end of the fiscal year, the Fund held 90.4% of its total net assets in equities, 0.1% in bonds, and 9.5% in short-term obligations and other assets. European holdings comprised our largest geographic exposure, representing 57.0% of the Fund's total net assets, up from 44.0% on December 31, 1994. During the period, Europe's equity markets outperformed other international markets, and our relatively high weightings in this region helped offset the effects of declining markets elsewhere in the world. Markets in Sweden, Spain, and the Netherlands performed particularly well. Sectors with the most significant gains were financial stocks whose earnings and prices reflected lower costs due to improved balance sheets, and pharmaceuticals, which had been unpopular in 1994 as investors flocked to cyclical holdings, but rebounded nicely in 1995.

During the year, we purchased shares of several European banking institutions, including Unidanmark AS (Denmark), Den Norske Bank (Norway), Sparbanken Sverige AB and

Stadshypotek AB (Sweden), and Banco Popular Espanol and Bankinter SA (Spain). Believing that the pharmaceutical sector was undervalued after a difficult 1994, we increased our holdings of Ciba-Geigy AG in Switzerland and Pharmacia AB in Sweden, which recently merged with Upjohn.

Asian markets turned in mixed performances during the reporting period. Uncertainty surrounding Hong Kong's 1997 reversion to China, and threats of trade wars between China and the U.S., had a negative effect on the Hong Kong equity market initially, but then it rebounded to end the year with a gain of more than 20%. Japan's market experienced a small loss, while the Australian and New Zealand markets posted gains in excess of 10%. We took advantage of this volatility in the Asian markets and increased our holdings of Hutchinson Whampoa Ltd., Jardine Strategic Holdings Ltd., and Swire Pacific Ltd., three Hong Kong-based multi-industry companies. We also purchased shares of Australia & New Zealand Banking Group Ltd. and Westpac Banking Corp., two Australian banks whose stocks appreciated after being depressed earlier in the year.

Our exposure to Latin America hindered the Fund's performance at the beginning of the year, as the effects of Mexico's currency devaluation spilled over into other emerging markets. However, volatility in Latin American equity markets gave us the opportunity to purchase shares of some telecommunications companies that we feel should benefit from growth and restructuring in this region. Examples include Telefonica de Argentina SA, Telecomunicacoes Brasileiras SA (Telebras), and Compania de Telecomunicaciones de Chile SA. We will continue to monitor this region and look for stocks that appear to be well-positioned to take advantage of future economic growth.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

FUND PERFORMANCES

--------------------------------------------------------------------------------
      TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED** (NON-STANDARDIZED)
          APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS
                        AND INCOME DIVIDENDS REINVESTED
--------------------------------------------------------------------------------

                                                   NON-ANNUALIZED PERCENT CHANGE***   ANNUALIZED PERCENT CHANGE***
                                        INCEPTION  1 YR. TO  5 YR. TO   INCEPTION TO     5 YR. TO   INCEPTION TO
                FUNDS++                  DATE*+    12/31/95  12/31/95+   12/31/95+       12/31/95    12/31/95
------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.  10/07/93    32.82%       NA*        42.39%           NA*       17.14%
Stock Index Fund                        09/29/89    35.01%     96.54%       90.63%         14.47%      10.87%
VIF - Quality Bond Portfolio            08/31/90    18.86%     58.78%       61.88%          9.69%       9.45%
VIF - Small Cap Portfolio               08/31/90    27.70%    801.77%      816.69%         55.25%      51.50%

FIDELITY VIP FUND
Equity-Income Portfolio                 10/09/86    33.34%    146.28%      181.59%         19.75%      11.87%
High Income Portfolio                   09/19/85    19.04%    123.12%      175.07%         17.41%      10.34%

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund               04/15/92    27.68%       NA*        41.60%           NA*        9.83%
Government Bond Fund                    11/08/82    17.21%     48.39%      196.55%          8.21%       8.62%
Money Market Fund                       11/10/81     4.29%     15.61%      124.86%          2.94%       5.90%
Total Return Fund                       11/08/82    27.42%    103.11%      421.74%         15.22%      13.39%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Balanced Portfolio                      02/28/89    22.16%     58.10%       83.17%          9.59%       9.26%

STRONG VIP FUNDS
Strong Special Fund II, Inc.            05/08/92    24.19%       NA*        80.72%           NA*       17.62%

TCI PORTFOLIOS, INC.
TCI Advantage                           08/01/91    15.23%       NA*        30.35%           NA*        6.19%
TCI Growth                              11/20/87    29.40%     87.41%      139.62%         13.39%      11.37%

TEMPLETON VPS FUND
Templeton International Fund            05/01/92    14.28%       NA*        49.24%           NA*       11.54%
------------------------------------------------------------------------------------------------------------------

* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

** SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and the disclosures are on the following page. Please review this information and a product prospectus before investing.

*** Percent change in unit value price represents total return after the deduction of a 1.3% annual asset fee.

+ Numbers in this column represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

--------------------------------------------------------------------------------
           TOTAL RETURN: ASSUMING CONTRACT SURRENDERED (STANDARDIZED)
          APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS
                        AND INCOME DIVIDENDS REINVESTED
--------------------------------------------------------------------------------

                                        INCEPTION  1 YR. TO  5 YR. TO  10 YR. TO  INCEPTION TO
                FUNDS++                   DATE*+   12/31/95  12/31/95  12/31/95     12/31/95
----------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.  10/07/93    24.42%      NA*       NA*        11.26%
Stock Index Fund                        09/29/89    26.61%    11.80%      NA*         7.61%
VIF - Quality Bond Portfolio            08/31/90    10.46%     6.81%      NA*         6.13%
VIF - Small Cap Portfolio               08/31/90    19.30%    54.17%      NA*        49.66%

FIDELITY VIP FUND
Equity-Income Portfolio                 10/09/86    24.94%    17.36%      NA*         9.02%
High Income Portfolio                   09/19/85    10.64%    15.11%     7.61%        7.75%

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund               04/15/92    19.28%      NA*       NA*         5.82%
Government Bond Fund                    11/08/82     8.81%     5.26%     5.78%        6.24%
Money Market Fund                       11/10/81    (4.11)%   (0.42)%    1.81%        3.75%
Total Return Fund                       11/08/82    19.02%    12.73%     8.79%       11.58%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Balanced Portfolio                      02/28/89    13.76%     6.74%      NA*         6.62%

STRONG VIP FUNDS
Strong Special Fund II, Inc.            05/08/92    15.79%      NA*       NA*        14.12%

TCI PORTFOLIOS, INC.
TCI Advantage                           08/01/91     6.83%      NA*       NA*         2.32%
TCI Growth                              11/20/87    21.00%    10.77%      NA*         8.65%

TEMPLETON VPS FUND
Templeton International Fund            05/01/92     5.88%      NA*       NA*         7.66%
----------------------------------------------------------------------------------------------

The above illustration represents past fund performance based on a $1,000 hypothetical investment. The performance figures reflect the deduction of a 1.3% annual asset fee, a $30 annual administrative charge, and a maximum of a 6.0% contingent deferred sales charge (after one year, declining thereafter). They also reflect the application of an annual 10% free withdrawal privilege available after the first year. Investment principal and investment returns are not guaranteed under these variable options. Account values at the time of redemption may be more or less than the purchase payment, due to market fluctuations and any specific charges that may apply. This is neither an offer to sell nor a solicitation to buy securities. The results shown are not a representation of future investment performance. Any comparisons should be made only after a recognition of the differences in the investment policies and objectives of the funds' investments. This report is authorized for distribution to prospective investors only when preceded or accompanied by prospectuses containing more complete information, which should be read carefully before investing or sending money.

* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

--------------------------------------------------------------------------------

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                               DECEMBER 31, 1995

ASSETS:

  Investments at market value:

    The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
      78,822 shares (cost $1,252,048).............................  $  1,364,403

    Dreyfus Stock Index Fund (DryStkIx)
      561,820 shares (cost $7,968,697)............................     9,663,302

    Dreyfus VIF - Quality Bond Portfolio (DryQualBd)
      8,731 shares (cost $102,951)................................       103,115

    Dreyfus VIF - Small Cap Portfolio (DrySmCap)
      220,339 shares (cost $9,089,948)............................    10,164,253

    Fidelity VIP - Equity-Income Portfolio (FidEqInc)
      2,624,158 shares (cost $41,441,185).........................    50,567,526

    Fidelity VIP - High Income Portfolio (FidHiInc)
      216,993 shares (cost $2,448,997)............................     2,614,767

    Nationwide SAT - Capital Appreciation Fund (NWCapApp)
      2,632,477 shares (cost $28,987,804).........................    35,485,789

    Nationwide SAT - Government Bond Fund (NWGvtBd)
      12,713,763 shares (cost $142,631,773).......................   144,428,349

    Nationwide SAT - Money Market Fund (NWMyMkt)
      45,825,142 shares (cost $45,825,142)........................    45,825,142

    Nationwide SAT - Total Return Fund (NWTotRet)
      32,544,844 shares (cost $304,605,445).......................   375,567,496

    Neuberger & Berman - Balanced Portfolio (NBBal)
      2,043,380 shares (cost $30,526,160).........................    35,800,020

    Strong VIP-Strong Special Fund II, Inc. (StSpec2)
      9,703 shares (cost $161,870)................................       165,335

    TCI Portfolios - TCI Advantage (TCIAdv)
      1,579,029 shares (cost $8,612,430)..........................     9,774,190

    TCI Portfolios - TCI Growth (TCIGro)
      4,014,784 shares (cost $35,810,661).........................    48,418,300

    Templeton VPS - Templeton International Fund (TemIntFd)
      406,574 shares (cost $5,624,503)............................     6,151,470
                                                                    ------------

          Total investments.......................................   776,093,457

  Accounts receivable.............................................       150,546
                                                                    ------------

          Total assets............................................   776,244,003

ACCOUNTS PAYABLE..................................................       156,206
                                                                    ------------

CONTRACT OWNERS' EQUITY...........................................  $776,087,797
                                                                    ============

Contract owners' equity represented by:                      UNITS    UNIT VALUE
                                                             -----    ----------
  Contracts in accumulation phase:
    The Dreyfus Socially Responsible Growth Fund, Inc.:
      Tax qualified......................................     94,479  $13.333625  $  1,259,748
      Non-tax qualified..................................      7,847   13.333625       104,629
    Dreyfus Stock Index Fund:
      Tax qualified......................................    489,045   13.807559     6,752,518
      Non-tax qualified..................................    210,808   13.807559     2,910,744
    Dreyfus VIF - Quality Bond Portfolio:
      Tax qualified......................................      9,201   10.493309        96,549
      Non-tax qualified..................................        626   10.493309         6,569
    Dreyfus VIF - Small Cap Portfolio:
      Tax qualified......................................    709,274   13.249127     9,397,261
      Non-tax qualified..................................     57,885   13.249127       766,926
    Fidelity VIP - Equity-Income Portfolio:
      Tax qualified......................................  2,504,171   14.412060    36,090,263
      Non-tax qualified..................................  1,004,513   14.412060    14,477,102
    Fidelity VIP - High Income Portfolio:
      Tax qualified......................................    210,727   11.779381     2,482,234
      Non-tax qualified..................................     11,249   11.779381       132,506
    Nationwide SAT - Capital Appreciation Fund:
      Tax qualified......................................  1,711,709   14.442619    24,721,561
      Non-tax qualified..................................    739,691   14.442619    10,683,075
    Nationwide SAT - Government Bond Fund:
      Tax qualified......................................  3,276,421   29.463573    96,535,069
      Non-tax qualified..................................  1,618,704   29.474435    47,710,386
    Nationwide SAT - Money Market Fund:
      Tax qualified......................................  1,618,571   19.595876    31,717,317
      Non-tax qualified..................................    665,100   21.291272    14,160,825
    Nationwide SAT - Total Return Fund:
      Tax qualified......................................  5,049,123   51.701438   261,046,920
      Non-tax qualified..................................  2,273,685   50.214359   114,171,635
    Neuberger & Berman - Balanced Portfolio:
      Tax qualified......................................  1,697,674   14.753402    25,046,467
      Non-tax qualified..................................    728,876   14.753402    10,753,401
    Strong VIP - Strong Special Fund II, Inc.:
      Tax qualified......................................     14,374   10.456863       150,307
      Non-tax qualified..................................      1,437   10.456863        15,027
    TCI Portfolios - TCI Advantage:
      Tax qualified......................................    513,818   13.035463     6,697,856
      Non-tax qualified..................................    209,516   13.035463     2,731,138
      Initial Funding by Depositor (note 1a).............     25,000   13.802855       345,071
    TCI Portfolios - TCI Growth:
      Tax qualified......................................  1,986,887   16.447846    32,680,011
      Non-tax qualified..................................    956,826   16.447846    15,737,727
    Templeton VPS - Templeton International Fund:
      Tax qualified......................................    503,599   11.329203     5,705,375
      Non-tax qualified..................................     39,371   11.329203       446,042
                                                           ========    =========
  Reserves for annuity contracts in payout phase:
      Tax qualified......................................                              285,200
      Non-tax qualified..................................                              270,338
                                                                                  ------------
                                                                                  $776,087,797
                                                                                  ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                            1995          1994           1993
                                                       ------------   -----------    -----------
INVESTMENT ACTIVITY:
  Reinvested capital gains and dividends.............  $ 46,393,801    29,703,314     20,461,444
                                                       ------------   -----------    -----------
  Gain (loss) on investments:
    Proceeds from redemptions of mutual fund shares..    88,238,390    76,838,985     38,515,569
    Cost of mutual fund shares sold..................   (75,818,878)  (73,196,125)   (36,994,402)
                                                       ------------   -----------    -----------
    Realized gain (loss) on investments..............    12,419,512     3,642,860      1,521,167
    Change in unrealized gain (loss) on investments..    96,906,383   (34,476,283)    20,137,926
                                                       ------------   -----------    -----------
      Net gain (loss) on investments.................   109,325,895   (30,833,423)    21,659,093
                                                       ------------   -----------    -----------
        Net investment activity......................   155,719,696    (1,130,109)    42,120,537
                                                       ------------   -----------    -----------

EQUITY TRANSACTIONS:
  Purchase payments received from contract owners....    83,073,876   116,273,060    185,254,645
  Redemptions........................................   (77,469,618)  (60,979,679)   (31,928,233)
  Annuity benefits...................................       (70,923)      (64,720)       (87,623)
  Adjustments to maintain reserves...................       (11,132)       (9,850)        (1,896)
                                                       ------------   -----------    -----------
        Net equity transactions......................     5,522,203    55,218,811    153,236,893
                                                       ------------   -----------    -----------

EXPENSES (NOTE 2):
  Contract charges...................................   (10,351,310)   (9,137,529)    (7,053,075)
  Contingent deferred sales charges..................      (817,609)     (948,537)      (535,109)
                                                       ------------   -----------    -----------
        Total expenses...............................   (11,168,919)  (10,086,066)    (7,588,184)
                                                       ------------   -----------    -----------

NET CHANGE IN CONTRACT OWNERS' EQUITY................   150,072,980    44,002,636    187,769,246
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD..........   626,014,817   582,012,181    394,242,935
                                                       ------------   -----------    -----------
CONTRACT OWNERS' EQUITY END OF PERIOD................  $776,087,797   626,014,817    582,012,181
                                                       ============   ===========    ===========



See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1994 AND 1993

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a) Organization and Nature of Operations

      The Nationwide Multi-Flex Variable Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on October 7, 1981. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (the Depositor) transferred to the Account 50,000 shares of the TCI Portfolios, Inc. - TCI Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

      The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distributions for the contracts is through Company Agents and an affiliated sales organization; however, other distributors may be utilized.

    (b) The Contracts

      Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses. With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

      Dreyfus Stock Index Fund (DryStkIx)(formerly Dreyfus Life and Annuity Index Fund, Inc. (DLAI))

      Portfolio of the Dreyfus Variable Investment Fund (Dreyfus VIF);

        Dreyfus VIF - Quality Bond Portfolio (DryQualBd)
        Dreyfus VIF - Small Cap Portfolio (DrySmCap)

      Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity
      VIP);

        Fidelity VIP - Equity-Income Portfolio (FidEqInc)
        Fidelity VIP - High Income Portfolio (FidHiInc)

        Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);

          Nationwide SAT - Capital Appreciation Fund (NWCapApp)
          Nationwide SAT - Government Bond Fund (NWGvtBd)
          Nationwide SAT - Money Market Fund (NWMyMkt)
          Nationwide SAT - Total Return Fund (NWTotRet)

        Portfolio of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);

          Neuberger & Berman - Balanced Portfolio (NBBal)

        Funds of the Strong Variable Insurance Products Funds (Strong VIP);

          Strong VIP - Strong Special Fund II, Inc. (StSpec2)

        Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);

          TCI Portfolios - TCI Advantage (TCIAdv)
          TCI Portfolios - TCI Growth (TCIGro)

        Portfolio of the Templeton Variable Products Series Fund (Templeton
        VPS);

          Templeton VPS - Templeton International Fund (TemIntFd)

      At December 31, 1995, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

    (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1995. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

    (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

      The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

    (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) EXPENSES

      The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge. For contracts issued prior to February 1, 1989, the contingent deferred sales charge will be equal to 5% of the lesser of the total of all purchase payments made within 96 months prior to the date of the request for surrender or the amount surrendered. For contracts issued on or after February 1, 1989, the Company will deduct a contingent deferred sales charge not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

      The following administrative charges are deducted by the Company: (a) an annual contract maintenance charge of $30, with certain exceptions, which is satisfied by surrendering units; and (b) for contracts issued prior to February 1, 1989, a charge for mortality and expense risk assessed through the daily unit value calculation equal to an annual rate of 0.80% and 0.50%, respectively; for contracts issued on or after February 1, 1989, a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.05%, respectively. No charges were deducted from the initial funding, or from earnings thereon.

(3) SCHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

         -  Beginning unit value - Jan. 1
         -  Reinvested capital gains and dividends
            (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

         -  Unrealized gain (loss)
            (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -  Contract charges
            (This amount reflects the decrease in the unit value due to the mortality risk charge, expense risk charge and administration charge discussed in note 2.)

         -  Ending unit value - Dec. 31

         -  Percentage increase (decrease) in unit value.

      For contracts in the payout phase, an assumed investment return of 3.5%, used in the calculation of the annuity benefit payment amount, results in a corresponding reduction in the components of the unit values as shown in
Schedule I.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      SCHEDULE I

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
                      TAX QUALIFIED and NON-TAX QUALIFIED
                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                  DrySRGro     DryStkIx    DryQualBd    DrySmCap    FidEqinc    FidHilnc    NWCapApp
                                  --------     --------    ---------    --------    --------    --------    --------
1995
  Beginning unit value - Jan. 1  $10.039093    10.227308   10.000000   10.374796   10.808255    9.895223   11.311683
--------------------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                   .367042      .366275     .300901     .305817     .845166     .716438     .642190
--------------------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)           3.080069     3.371719     .235955    2.722323    2.923160    1.310923    2.653706
--------------------------------------------------------------------------------------------------------------------
  Contract charges                 (.152579)    (.157743)   (.043547)   (.153809)   (.164521)   (.143203)   (.164960)
--------------------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $13.333625    13.807559   10.493309   13.249127   14.412060   11.779381   14.442619
---------------------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                  33%          35%         5%(b)       28%         33%         19%         28%
====================================================================================================================

1994
  Beginning unit value - Jan. 1  $10.000000    10.271065      **       10.000000   10.227513   10.000000   11.564256
--------------------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                   .258763      .287154                 .168745     .767502     .000000     .182737
--------------------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)           (.132737)    (.197934)                .294439    (.048719)   (.018339)   (.286833)
--------------------------------------------------------------------------------------------------------------------
  Contract charges                 (.086933)    (.132977)               (.088388)   (.138041)   (.086438)   (.148477)
--------------------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $10.039093    10.227308               10.374796   10.808255    9.895223   11.311683
--------------------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                   0%(b)       0%                       4%(b)       6%        (1)%(b)      (2)%
====================================================================================================================

1993
  Beginning unit value - Jan. 1       **      $10.000000      **           **      10.000000         **    10.689287
--------------------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                               1.574735                             .059299                 .260100
--------------------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)                       (1.266407)                            .205206                 .755961
--------------------------------------------------------------------------------------------------------------------
  Contract charges                              (.037263)                           (.036992)               (.141092)
--------------------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31                 $10.271065                           10.227513               11.564256
--------------------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                               3%(b)                                2%(b)                   8%
====================================================================================================================

                                  NWGvtBd     NWGvtBd
                                   Qual       Non-Qual
                                  -------     --------
1995
  Beginning unit value - Jan. 1  25.138302   25.147577
------------------------------------------------------
  Reinvested capital gains
    and dividends                 1.778825    1.779480
------------------------------------------------------
  Unrealized gain (loss)          2.904595    2.905666
------------------------------------------------------
  Contract charges                (.358149)   (.358288)
------------------------------------------------------
  Ending unit value - Dec. 31    29.463573   29.474435
------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                 17%         17%
======================================================

1994
  Beginning unit value - Jan. 1  26.318797   26.328516
------------------------------------------------------
  Reinvested capital gains
    and dividends                 1.651042    1.651652
------------------------------------------------------
  Unrealized gain (loss)         (2.499476)  (2.500401)
------------------------------------------------------
  Contract charges                (.332061)   (.332190)
------------------------------------------------------
  Ending unit value - Dec. 31    25.138302   25.147577
------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                 (4)%        (4)%
======================================================

1993
  Beginning unit value - Jan. 1  24.348055   24.357055
------------------------------------------------------
  Reinvested capital gains
    and dividends                 1.555308    1.555884
------------------------------------------------------
  Unrealized gain (loss)           .753100     .753371
------------------------------------------------------
  Contract charges                (.337666)   (.337794)
------------------------------------------------------
  Ending unit value - Dec. 31    26.318797   26.328516
------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                   8%          8%
======================================================

 *An annualized rate of return cannot be determined as:
     (a) Contract charges do not include the annual contract maintenance charge discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. **This investment option was not utilized or was not available.

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT
                      TAX QUALIFIED AND NON-TAX QUALIFIED
                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                   NWMyMkt     NWMyMkt     NWTotRet    NWTotRet
                                    Qual       Non-Qual      Qual      Non-Qual     NBBal      StSpec2
1995                               -------     --------    --------    --------     -----      -------
  Beginning unit value - Jan. 1  $18.790546   20.416267   40.575816   39.408735   12.077573   10.000000
-------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                  1.056381    1.147773    4.020137    3.904506     .307323     .046668
-------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)            .000000     .000000    7.711672    7.489864    2.548627     .453424
-------------------------------------------------------------------------------------------------------
  Contract charges                 (.251051)   (.272768)   (.606187)   (.588746)   (.180121)   (.043229)
-------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $19.595876   21.291272   51.701438   50.214359   14.753402   10.456863
-------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                   4%          4%         27%          27%         22%        5%(b)
=======================================================================================================

1994
  Beginning unit value - Jan. 1  $18.325918   19.911440   40.671816   39.501981   12.661508      **
-------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                   .706658     .767804    2.052197    1.993171     .493737
-------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)            .000000     .000000   (1.612762)  (1.56637)   (.91770)
-------------------------------------------------------------------------------------------------------
  Contract charges                 (.242030)   (.262977)   (.535435)  (.520043)   (.160502)
-------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $18.790546   20.416267   40.575816   39.408735   12.077573
-------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                   3%          3%          0%           0%         (5)%
=======================================================================================================

1993
  Beginning unit value - Jan. 1  $18.069824   19.633190   37.150744   36.082181   12.050347      **
-------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                   .494501     .537285    1.515648    1.472053     .185739
-------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)            .000000     .000000    2.516539    2.444160     .585239
-------------------------------------------------------------------------------------------------------
  Contract charges                 (.238407)   (.259035)   (.511115)   (.496413)   (.159817)
-------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $18.325918   19.911440   40.671816   39.501981   12.661508
-------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                   1%          1%          9%           9%          5%
=======================================================================================================

                                  TCIAdv      TCIGro      TemIntFd    TCIAdv+
1995                              ------      ------      --------    -------
  Beginning unit value - Jan. 1  11.312248   12.711014    9.913613   11.822996
------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                  .409891     .014626     .112246     .431938
------------------------------------------------------------------------------
  Unrealized gain (loss)          1.472626    3.917671    1.440756    1.547921
------------------------------------------------------------------------------
  Contract charges                (.159302)   (.195465)   (.137412)    .000000
------------------------------------------------------------------------------
  Ending unit value - Dec. 31    13.035463   16.447846   11.329203   13.802855
------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                 15%          29%         14%         17%
==============================================================================

1994
  Beginning unit value - Jan. 1  11.343435   13.030369   10.000000   11.701906
------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                  .297949     .001393     .000000     .309969
------------------------------------------------------------------------------
  Unrealized gain (loss)          (.181282)   (.154144)   .001766     (.188879)
------------------------------------------------------------------------------
  Contract charges                (.147854)   (.166604)   (.088153)    .000000
------------------------------------------------------------------------------
  Ending unit value - Dec. 31    11.312248   12.711014   9.913613    11.822996
------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                  0%          (2)%       (1)%(b)       1%
==============================================================================

1993
  Beginning unit value - Jan. 1  10.757355   11.967533         **    10.953160
------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                  .224725     .032511                 .230690
------------------------------------------------------------------------------
  Unrealized gain (loss)           .506277    1.193545                 .518056
------------------------------------------------------------------------------
  Contract charges                (.144922)   (.163220)                .000000
------------------------------------------------------------------------------
  Ending unit value - Dec. 31    11.343435   13.030369               11.701906
------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value* (a)                  5%           9%                      7%
==============================================================================

 *An annualized rate of return cannot be determined as:
     (a) Contract charges do not include the annual contract maintenance charge discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. **This investment option was not utilized or was not available.
 +For Depositor, see note 1a.
See note 3.

--------------------------------------------------------------------------------


                          Independent Auditors' Report


The Board of Directors and Contract Owners of
   Nationwide Multi-Flex Variable Account
   Nationwide Life Insurance Company:


      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Multi-Flex Variable Account as of December 31, 1995, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide Multi-Flex Variable Account as of December 31, 1995, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


Columbus, Ohio
February 6, 1996




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This report is for the information of contract owners with funds in the
Nationwide Multi-Flex Variable Account. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1996, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.


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NATIONWIDE LIFE INSURANCE COMPANY                                   Bulk Rate
HOME OFFICE: ONE NATIONWIDE PLAZA - COLUMBUS, OHIO 43215-2220      U.S. Postage
                                                                     P A I D
                                                                  Columbus, Ohio
                                                                  Permit No. 521



    Nationwide(R) is a registered federal service mark of Nationwide Mutual
                               Insurance Company